UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 2, 2004
(Date of Earliest Event Reported)

Commission file number: 1-3203

CHESAPEAKE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street
Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 804-697-1000

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material modification to rights of security holders

On November 18, 2004, Chesapeake Corporation ("Chesapeake") commenced (1) a cash tender offer for any and all of its outstanding 7.20% Debentures due March 15, 2005 (the "Notes"), and (2) a solicitation of consents to amend the Indenture governing the Notes (the "Indenture"). As of 5:00 p.m. on December 2, 2004, Chesapeake had received the requisite number of consents, which can no longer be withdrawn, to permit it to amend the Indenture as described in the consent solicitation materials. On December 3, 2004, Chesapeake and The Bank of New York, the trustee under the Indenture, executed a Third Supplemental Indenture amending the Indenture as described in the consent solicitation materials. However, the amendments will not become operative with respect to the Notes and the Indenture until the tendered Notes are accepted for purchase by Chesapeake, which is expected to occur on or about December 8, 2004. If the tender offer is terminated or withdrawn, the amendments will not become operative. The amendments would eliminate the principal restrictive covenants in the Indenture and would permit satisfaction and discharge of any Notes not tendered in the offer. The Third Supplemental Indenture is attached as Exhibit 4.01 to this Form 8-K and incorporated herein by reference.

Item 8.01 Other Events

On December 3, 2004, Chesapeake issued a press release announcing the initial results of the tender offer and consent solicitation for the Notes. The initial results of the tender offer and consent solicitation are described in the press release, which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Also on December 3, 2004, Chesapeake issued a press release announcing the pricing of its offering of euro 100 million principal amount of 7% Senior Subordinated Notes due 2014. The pricing information is described in the press release, which is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits
	Exhibit No.	Description
4.01

Third Supplemental Indenture, dated as of December 3, 2004, between Chesapeake Corporation and The Bank of New York, N.A., as trustee, supplementing and amending the Indenture, dated as of July 15, 1985, between Chesapeake Corporation and The Bank of New York, as successor trustee to Sovran Bank, N.A., as previously amended by the First Supplemental Indenture, dated as of September 1, 1989, and the Second Supplemental Indenture, dated as of October 4, 1999.

99.1

Chesapeake Corporation press release, issued on December 3, 2004, announcing the initial results of its previously announced (1) cash tender offer for any and all of the outstanding Notes, and (2) solicitation of consents to amend the Indenture governing the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE CORPORATION
(Registrant)

Date: December 3, 2004	BY:	/s/ Christine R. Vlahcevic
Christine R. Vlahcevic
Controller
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.01

Third Supplemental Indenture, dated as of December 3, 2004, between Chesapeake Corporation and The Bank of New York, N.A., as trustee, supplementing and amending the Indenture, dated as of July 15, 1985, between Chesapeake Corporation and The Bank of New York, as successor trustee to Sovran Bank, N.A., as previously amended by the First Supplemental Indenture, dated as of September 1, 1989, and the Second Supplemental Indenture, dated as of October 4, 1999.

99.1

Chesapeake Corporation press release, issued on December 3, 2004, announcing the initial results of its previously announced (1) cash tender offer for any and all of the outstanding Notes, and (2) solicitation of consents to amend the Indenture governing the Notes.

99.2	Chesapeake Corporation press release, issued on December 3, 2004, announcing the pricing of its offering of euro 100 million principal amount of 7% Senior Subordinated Notes due 2014.